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                                                                     EXHIBIT 10X


                             [Northwest Airlines Letterhead]





June 28, 1996




Mr. Bryan Bedford
President/CEO
Mesaba Aviation
7501 26th Avenue South
Minneapolis, Mn 55450


Dear Bryan:


Northwest and Mesaba hereby agree to amend section 11.01 of the Airline Services Agreement dated September 15, 1988, as amended, so that the new section 11.01 will read as follows:

"Section 11.01 TERM. This agreement shall commence on and shall be effective as of December 10, 1988 (the "Effective Date") and unless earlier terminated as provided herein, shall continue until March 31, 1997. Thereafter, their agreement shall continue in force indefinitely, except that at any time after March 31, 1996 either party may terminate this agreement upon no less than 8 months prior written notice to the other party"

Accepted and agreed this 28th day of June 1996.




/s/ Neal Cohen                      /s/ Bryan K. Bedford
- -----------------------------       ---------------------------
Neal Cohen                          Bryan Bedford
Vice President Market Planning      President/CEO
Northwest Airlines                  Mesaba Aviation